                                                             EXHIBIT 10.29

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.




                                                                  EXECUTION COPY





                               PROMOTION AGREEMENT


                                     BETWEEN




                             WARNER-LAMBERT COMPANY


                                       AND


                             ASCENT PEDIATRICS INC.

                                TABLE OF CONTENTS





   ARTICLE 1...................................................................4


   DEFINITIONS.................................................................4


   ARTICLE 2...................................................................6


   SERVICES....................................................................6

   2.1  SERVICES...............................................................6

   ARTICLE 3...................................................................7


   PROMOTION OF THE PRODUCT....................................................7

   3.1  ASCENT SALES FORCE.....................................................7
   3.2  RECRUITMENT AND QUALIFICATIONS OF ASCENT SALES FORCE...................8
   3.3  TRAINING OF ASCENT SALES FORCE.........................................8
   3.4  CONDUCT OF THE ASCENT SALES FORCE......................................8
   3.5  ADDITIONAL TARGETED DOCTORS............................................9
   3.6  RECORDS AND REPORTS REGARDING PROMOTION ACTIVITIES.....................9
   3.7  MEDICAL INQUIRIES......................................................9
   3.8  FORWARDING OF PRODUCT ORDERS...........................................9

   ARTICLE 4..................................................................10


   WL RIGHTS AND OBLIGATIONS..................................................10

   4.1  RIGHTS RETAINED BY WL.................................................10
   4.2  PROMOTIONAL MATERIALS AND SAMPLES.....................................10
   4.3  SALES AND MARKETING DATA..............................................10
   4.4  INVENTORY SUPPORT.....................................................11

   ARTICLE 5..................................................................11


   ADVERSE DRUG EXPERIENCE, PRODUCT COMPLAINTS AND REGULATORY MATTERS.........11

   5.1  COMMUNICATION WITH REGULATORY AUTHORITIES.............................11
   5.2  COMPLAINTS............................................................11
   5.3  ADVERSE DRUG EXPERIENCE REPORTS.......................................12
   5.4  RECALLS OR OTHER CORRECTIVE ACTION....................................13
   5.5  REGULATORY INFORMATION................................................13

   ARTICLE 6..................................................................13


   COMPENSATION AND PREPAYMENTS...............................................13

   6.1  PAYMENT...............................................................13
   6.2  AUDIT RIGHTS..........................................................13
   6.3  IMS...................................................................13

   ARTICLE 7..................................................................14


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   TERM.......................................................................14

   7.1  TERM..................................................................14

   ARTICLE 8..................................................................14


   TERMINATION................................................................14

   8.1  TERMINATION FOR BREACH................................................14
   8.2  TERMINATION WITHOUT CAUSE.............................................14
   8.3  TERMINATION UPON CESSATION OF SALE OF THE PRODUCT.....................14
   8.4  PAYMENT OF AMOUNTS DUE................................................14
   8.5  RETURN OF MATERIALS...................................................15

   ARTICLE 9..................................................................15


   WARRANTIES, REPRESENTATIONS AND COVENANTS..................................15

   9.1  WARRANTIES AND REPRESENTATIONS OF WL..................................15
   9.2  REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASCENT...................16
   9.3  WARRANTIES AND REPRESENTATIONS OF EACH PARTY..........................17
   9.4  DISCLAIMER OF WARRANTIES..............................................18

   ARTICLE 10.................................................................18


   INFRINGEMENT OF INTELLECTUAL PROPERTY......................................18

   10.1 NOTICE................................................................18
   10.2 CONDUCT OF INFRINGEMENT ACTIONS.......................................18

   ARTICLE 11.................................................................18

   INDEMNIFICATION............................................................18

   11.1 INDEMNIFICATION BY WL.................................................18
   11.2 INDEMNIFICATION BY ASCENT.............................................19
   11.3 INDEMNIFICATION PROCEDURE.............................................19
   11.4 LIMITATION ON LIABILITY...............................................20

   ARTICLE 12.................................................................20

   CONFIDENTIALITY............................................................20

   12.1 NONDISCLOSURE AND NONUSE OBLIGATIONS..................................20
   12.2 EXCEPTIONS............................................................20
   12.3 AUTHORIZED DISCLOSURE.................................................20
   12.4 OBLIGATIONS AT END OF TERM............................................21
   12.5 CONFIDENTIAL DISCLOSURE AGREEMENT.....................................21

   ARTICLE 13.................................................................21

   PUBLICITY..................................................................21

   13.1 PUBLICITY.............................................................21

   ARTICLE 14.................................................................22

   MISCELLANEOUS..............................................................22

   14.1 NOTICES...............................................................22


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   14.2 CAPTIONS AND SECTION REFERENCES.......................................22
   14.3 SEVERABILITY..........................................................22
   14.4 ENTIRE AGREEMENT......................................................23
   14.5 AMENDMENT.............................................................23
   14.6 COUNTERPARTS..........................................................23
   14.7 WAIVER................................................................23
   14.8 FORCE MAJEURE.........................................................23
   14.9 BENEFITS AND BINDING NATURE OF AGREEMENT..............................23
   14.10  ASSIGNMENT; CHANGE IN CONTROL.......................................23
   14.11  SURVIVAL............................................................24
   14.12  GOVERNING LAW.......................................................24
   14.13  DISPUTE RESOLUTION..................................................24

   EXHIBIT A..................................................................26

   EXHIBIT B..................................................................30




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

                               PROMOTION AGREEMENT

         THIS PROMOTION AGREEMENT ("Agreement") is by and between Warner-Lambert Company, with offices at 201 Tabor Road, Morris Plains, New Jersey 07950 ("WL"), and Ascent Pediatrics Inc., with offices at 187 Ballardvale Street, Suite B125, Wilmington, Massachusetts 01887 ("Ascent").


                                    ARTICLE 1

                                   DEFINITIONS

         The following capitalized terms shall have the meanings indicated for purposes of this Agreement:

         "Affiliate" shall mean any corporation, association or other entity which directly or indirectly controls, is controlled by or is under common control with the party in question. Solely for purposes of this definition, the term "control" shall mean direct or indirect beneficial ownership of more than 50% of the voting stock or income interest in such corporation or other business entity, or such other relationship as in fact constitutes actual control.

         "AMA Guidelines" shall mean the American Medical Association Guidelines on Gifts to Physicians from Industry.

         "Ascent Sales Force" shall mean the Sales Representatives and Regional Business Directors, individually and as a group, that have been assigned by Ascent to deliver Details of the Product in accordance with the terms of this Agreement.

         "Base Compensation" shall have the meaning set forth in EXHIBIT A hereto.

         "Contract Quarter" shall mean each three month period commencing on the first day of February, May, August or November in a Contract Year; PROVIDED that the final Contract Quarter hereunder shall terminate on the final day of the Term.

         "Contract Year" shall mean the First Contract Year and each one year period thereafter during the Term; PROVIDED, that the last Contract Year shall end on the termination or expiration of the Term of this Agreement.

         "Data Supplier" shall have the meaning set forth in SECTION 4.3.

         "Detail" shall mean a face-to-face contact by a Sales Representative with a Targeted Doctor during which a promotional message involving the Product is given in accordance with the Promotional Program. A Sample drop will not be considered a Detail.

         "Regional Business Director" shall have the meaning set forth in
SECTION 3.1(B).

         "FD&C Act" shall mean the Federal Food, Drug and Cosmetics Act, as amended, and all applicable regulations thereunder.


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

         "FDA" shall mean the United States Food and Drug Administration.

         "IMS" shall mean International Marketing Services Exponent or any successor organization determined pursuant to SECTION 6.3.

         "Incentive Plan" shall have the meaning set forth in SECTION 3.1(c).

         "Launch Date" shall mean the date on which marketing and promotion activities by the Ascent Sales Force with respect to the Product commence, which will in no event be later than February 1, 1999.

         "Notice of Termination" shall have the meaning set forth in SECTION
8.1.

         "PDMA" shall mean the Prescription Drug Marketing Act of 1987, as amended.

         "Primary(1) Detail" shall mean a Detail in which the Product is the first product discussed, a primary topic of discussion (it being understood that a Detail may have two primary topics of discussion) and the product discussed for the longest period of time during such Detail.

         "Primary(2) Detail" shall mean a Detail in which the Product is the second product discussed, a primary topic of discussion (it being understood that a Detail may have two primary topics of discussion), and the product discussed for the second longest period of time during such Detail.

         "Product" shall mean the oral suspension and capsule forms (including all dosage strengths) of OMNICEFu (cefdinir), and any new oral suspension and capsule forms or formulations of such Product, and any new dosage, indication or use (including all dosage strengths) of or for such oral suspension and capsule forms or formulations of OMNICEFu.

         "Promotional Materials" shall mean the promotional, sales, marketing and educational materials for the Product provided by WL pursuant to this Agreement, and approved by WL for use by the Ascent Sales Force as part of the Promotional Program.

         "Promotional Program" shall mean the promotional program pertaining to the Product provided by WL to Ascent pursuant to SECTION 3.3(a) hereof, which shall include Promotional Materials, Product briefing documents, knowledge of WL and the Product and strategy and tactical plans to promote the Product.

         "Proprietary Information" shall mean any information (i) communicated by one party hereto to the other, which is so identified as proprietary or confidential by the disclosing party, or which would be reasonably understood to be the type of information which should be treated as proprietary or confidential or (ii) developed as a result of performance of this Agreement or which comes into possession of Ascent or WL under this Agreement, in each case including, but not limited to, financial, marketing, business, technical or scientific information or data.

         "Rxs" shall mean each filled prescription of the Product as reported by IMS, which is written by a Targeted Doctor.

         "Sales Representative" shall have the meaning set forth in SECTION 3.1(b).


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         "Sample" shall mean units of the Product distributed by the Ascent
Sales Force, pursuant to the provisions of the PDMA, for complimentary distribution to patients by practitioners licensed to prescribe the Product, whether packaged as individual samples or as trade packages.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Services" shall have the meaning set forth in SECTION 2.1.

         "Target Details" shall have the meaning set forth in EXHIBIT A.

         "Target Rxs" shall have the meaning set forth in EXHIBIT A.

         "Targeted Doctors" shall mean the pediatricians located in the areas represented by the zip codes covered by the Ascent Sales Force, which list of zip codes shall be agreed to by the parties hereto in writing as soon as practicable after the date hereof (but in no event later than the Launch Date).

         "Term" shall have the meaning set forth in SECTION 7.1.

         "Territory" shall mean the United States of America and the District of Columbia, but not any other United States territories or possessions.

                                    ARTICLE 2

SERVICES

         2.1 SERVICES. WL hereby retains Ascent as an independent contractor for the sole purpose of providing the promotional services described herein (the "Services") on an exclusive basis to pediatricians in the Territory on the terms and conditions set forth in this Agreement.


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

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    ARTICLE 3

PROMOTION OF THE PRODUCT

         3.1 ASCENT SALES FORCE. (a) During the Term Ascent shall cause the Ascent Sales Force to deliver Details to the Targeted Doctors. The Ascent Sales Force shall deliver no fewer than the Target Details during each Contract Year of the Term of this Agreement. In the periods from [**] of the First Contract Year, all Details shall be [**] Details. In subsequent Contract Years, all Details shall be [**]. In all other periods of a Contract Year, Details may be [**] Details. Ascent shall not deliver more than an aggregate of [**] of the Target Details for any Contract Year during the period [**] in such Contract Year.

         (b) Ascent shall use commercially reasonable efforts to expand the Ascent Sales Force to consist of at least [**] sales representatives (each a "Sales Representative") by February 22, 1999 and at all times thereafter during the Term. For each Business Day during the Term after February 22, 1999 that the Ascent Sales Force consists of fewer than [**] Sales Representatives, the Base Compensation payable to Ascent pursuant hereto shall be adjusted as set forth on EXHIBIT A hereto. Such adjustment shall constitute WL's sole and exclusive remedy for a breach of this SECTION 3.1(b) unless the Ascent Sales Force consists of fewer than [**] Sales Representatives at any time during the Term, in which case WL shall have available to it all its rights and remedies under this Agreement and at law or in equity.

         (c) Ascent shall adopt an incentive compensation plan for Sales Representatives in connection with the Product (the "Incentive Plan"), a copy of which it shall provide to WL upon request. Such Incentive Plan, as amended by Ascent from time to time as set forth below, shall ensure that a Sales Representative will be able to earn more of such Sales Representative's total incentive compensation based on performance targets established with respect to the Product than with respect to any other products detailed by such Sales Representative. The terms and conditions of the Incentive Plan shall be finalized and distributed to the Sales Representatives on or before the Launch Date; PROVIDED, HOWEVER, that such Incentive Plan may be changed thereafter from time to time in accordance with Ascent's usual planning cycle for sales representative compensation. Ascent shall administer the determination of eligibility and the payment of incentive compensation to Sales Representatives in accordance with the Incentive Plan. Ascent shall be responsible for all costs associated with any Incentive Plan and the payment thereof.

         (d) Ascent shall commence full detailing activities on the commencement of the First Contract Year. Prior to such date, the Ascent Sales Force shall engage in the following activities: Product training, learning territory information and pre-booking of post-launch appointments with Targeted Doctors.

         (e) Ascent acknowledges that WL may, utilizing its own sales force, detail and/or sample pediatricians and, to the extent that there is any overlap in the detailing or sampling of the Product with respect to the same pediatricians by Ascent and WL, Ascent and WL will negotiate in good faith a mutually agreeable arrangement with respect to such pediatricians.

         3.2 RECRUITMENT AND QUALIFICATIONS OF ASCENT SALES FORCE. (a) Ascent shall be responsible for recruitment and re-recruitment of the members of the Ascent Sales Force and shall manage all employer obligations in connection with the employment of the Ascent Sales Force. For purposes of this Agreement, all


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members of the Ascent Sales Force shall be employees of Ascent. WL will not be involved in the interviewing, selection or hiring or the management or supervision of the Ascent Sales Force.

         (b) Ascent shall use commercially reasonable efforts to ensure that the qualifications of Sales Representatives assigned to perform Services under this Agreement meet or exceed the minimum criteria (including, without limitation, with respect to education and sales experience) required by Ascent as of the date hereof with respect to its sales representatives detailing products other than the Product.

         3.3      TRAINING OF ASCENT SALES FORCE.

         (a) PROMOTIONAL PROGRAM. WL will provide the Ascent Sales Force with the Promotional Program. The Promotional Program and Promotional Materials will comply with all applicable laws and regulations, and the Promotional Program will not require the Ascent Sales Force to do or fail to do any acts which would be in violation of such laws and regulations.

          (b) TRAINING. Ascent will be responsible for providing the Ascent Sales Force with all training, including, without limitation, training on the Promotional Program, Promotional Materials, Product disease areas, Product knowledge, Product strategy and ongoing Product training. WL agrees to provide reasonable assistance, at its expense, to Ascent in connection with such training. Ascent agrees that all Sales Representatives shall be required to attend the scheduled training presented by Ascent.

         (c) SALES FORCE TEST. Each Sales Representative shall be required to pass the same test administered by WL to the WL sales force that promotes the Product (the "Sales Force Test"). Ascent shall be responsible for administering the Sales Force Test. No Sales Representative shall be permitted to detail the Product until after such Sales Representative has passed the Sales Force Test.

         (d) TRAINING COSTS. Ascent shall pay for all costs and expenses in connection with the launch meeting and training of the Ascent Sales Force; PROVIDED that WL agrees to pay the travel expenses of WL employees attending such launch and training meetings and WL will supply Ascent with all then currently existing WL sales training materials relating to the Product.

         3.4 CONDUCT OF THE ASCENT SALES FORCE. In accordance with the terms and conditions of this Agreement, and subject to the FD&C Act and any and all applicable laws and regulations, Ascent shall use commercially reasonable efforts to direct its Ascent Sales Force to market and promote the Product to the Targeted Doctors, through the delivery of Details, as well as, where deemed appropriate by the parties, Samples of the Product. Ascent represents and warrants that the members of the Ascent Sales Force will make no statements, claims or undertakings to any person with whom they discuss or promote the Product that are not consistent with, nor provide or use any labeling, literature, Samples or other materials other than, those Promotional Materials and Samples provided and currently approved for use by WL. If at any time WL notifies Ascent in writing that it no longer approves the use of specified Promotional Materials, Ascent shall immediately take action to remove the Promotional Materials from use by the Ascent Sales Force and, at WL's request and expense, either destroy such materials or return them to WL. Ascent shall not, and shall not permit any member of the Ascent Sales Force to, make any representation, statement, warranty or guaranty with respect to the Product that is not consistent with the applicable, current package insert of prescribing information or other documentation accompanying or describing the Product, including WL's standard limited warranty and disclaimers, if any.

         3.5 CHANGES IN TARGETED DOCTORS. Ascent may provide WL with a zip code alignment file from time to time during the Term setting forth the zip codes covered by the Ascent Sales Force at such time for purposes of modifying the definition of "Targeted Doctors" hereunder. Such zip code alignment file will be accompanied by an explanation for the changes to the zip code alignment. Within thirty (30) days of receipt of such file, WL shall notify Ascent in writing of whether it approves any or all of the proposed zip codes, which approval will not be unreasonably withheld. If WL does not respond within such thirty day period, WL will be deemed to have approved such proposed zip codes. Upon Ascent's receipt of any such approval the pediatricians located in each approved additional zip code will be deemed Targeted Doctors as of the date of the WL approval.

         3.6 RECORDS AND REPORTS REGARDING PROMOTION ACTIVITIES. Ascent will keep complete and accurate records of the Details made by the Ascent Sales Force (including, without limitation, names and identification numbers of doctors, dates of presentations, whether the call is a Primary(1) or Primary(2) Detail, the number of Samples delivered per Detail and the number of Sales Representatives in the Ascent Sales Force on each day of the preceding calendar month) and the other activities carried out pursuant to this Agreement. Ascent will make such records available to WL during Ascent's regular business hours upon reasonable advance notice and no more than twice during any Contract Year and will provide WL a report summarizing such matters within thirty (30) days after the end of each calendar month. Ascent will maintain such records for 3 years following the period to which they relate. Ascent acknowledges that WL may from time to time audit, or retain a certified public accountant to audit, Ascent's activities hereunder. Such independent accountants shall keep confidential any information obtained during such examination and shall report only the information that is the subject of the audit. Any such information so reviewed and any such information so reported shall be considered the Proprietary Information of Ascent.

         3.7 MEDICAL INQUIRIES. WL shall handle all medical questions or inquiries from members of the medical profession regarding the Product. Ascent shall, and shall cause the Ascent Sales Force to, refer to WL (at 1-800-223-0432) all such questions and inquiries within 48 hours of receipt and shall respond to all inquiries from WL and follow the directives of WL in connection therewith. In no event will Ascent or the Ascent Sales Force members respond to any such medical question or inquiry.

         3.8 FORWARDING OF PRODUCT ORDERS. Any orders for the Product received by Ascent will be promptly forwarded to WL.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    ARTICLE 4

                            WL RIGHTS AND OBLIGATIONS

         4.1 RIGHTS RETAINED BY WL. Except as otherwise expressly provided in this Agreement, WL shall retain all rights in and to the Product including, but not limited to, the New Drug Application for the Product, the Drug Master File for the Product, and all manufacturing, distribution, patent, know-how, copyright and trademark rights relating to the Product. Ascent acknowledges that Promotional Program is a proprietary program of WL and the Promotional Materials and the training materials provided pursuant to SECTION 3.3 are proprietary to WL, each containing trademarks, trade secrets and other intellectual property of WL utilized in the marketing of the Product and are potentially applicable to the marketing of other products.

         4.2 PROMOTIONAL MATERIALS AND SAMPLES.

         (a) PROMOTIONAL MATERIALS AND SAMPLES. WL will support the promotion of the Product by Ascent hereunder through the provision of quantities of Samples and Promotional Materials which are [**]. WL shall, at its sole cost and expense, produce, provide and ship to Ascent [**] quantities of Promotional Materials and Samples of the Product. WL represents and warrants that all Promotional Materials supplied hereunder are in compliance with all applicable laws and regulations. Ascent shall not distribute any promotional, sales, marketing or educational materials relating to the Product except for the Promotional Materials. WL reserves the right to adjust the advertising and promotional support activities, including quantity of Samples, Promotional Materials, promotion and advertising, during the course of each Contract Year of this Agreement, based upon, among other things, supply, available funds and brand performance.

         (b) RIGHTS TO MATERIALS AND SAMPLES. It is understood and agreed that all Promotional Materials or Samples provided by WL and not distributed pursuant to this Agreement, and any sales information, customer lists and any other material of any type or form whatsoever supplied by WL to Ascent pursuant to this Agreement shall remain the property of WL. WL hereby grants to Ascent the right, during the Term, to use all Promotional Materials and all sales, marketing, educational and training materials produced by WL and supplied to Ascent with respect to the Product. It is further understood and agreed that any such Promotional Materials, Samples and other WL materials shall be deemed Proprietary Information of WL. In addition, Ascent shall take all reasonable actions to ensure that all Samples, Promotional Materials and other WL materials held by any member of the Ascent Sales Force shall be immediately retrieved from such person upon termination or completion of such person's employment with Ascent.

         (c) MEETINGS. Representatives of WL and Ascent shall meet from time during the Term (but not less than once per Contract Quarter) to discuss the Promotional Materials, Sample levels and such other matters relating to the marketing and promotion of the Product.

         4.3 SALES AND MARKETING DATA. WL shall furnish to Ascent, on a monthly basis within 30 days after the end of each month during the Term, a report detailing the total retail prescriptions for the Product in the Territory that were written or ordered by all pediatricians at the prescriber level as provided by the IMS Exponent Database as sorted by Ascent's national, regional and sales territory level zip code alignments. At WL's option, Ascent will obtain such sales and marketing data directly from IMS or another third party supplier of such data selected pursuant to SECTION 6.3 (the "Data Supplier"). Ascent will invoice WL for actual costs incurred by Ascent


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

in obtaining such data directly from the Data Supplier and WL will pay such invoice within thirty (30) days of receipt. Notwithstanding the foregoing, (i) if in WL's sole judgment exercised in good faith the costs to WL of Ascent obtaining such data directly from the Data Supplier are not commercially reasonable, WL will provide Ascent with such sales and marketing data as set forth in the first sentence of this SECTION 4.3; and (ii) all adjustments to Base Compensation under this Agreement will be calculated based upon sales and marketing data obtained by WL from the Data Supplier. To the extent that the sales and marketing data obtained by WL and Ascent from the Data Supplier are materially different, the parties hereby agree to use good faith efforts to reconcile such difference.

         4.4 INVENTORY SUPPORT. WL shall use commercially reasonable efforts, including maintaining reasonable levels of inventory in light of customary industry practice, to ensure that sufficient stock of the Product will be available in its inventory to fill orders in accordance with customary industry practice.


                                    ARTICLE 5

       ADVERSE DRUG EXPERIENCE, PRODUCT COMPLAINTS AND REGULATORY MATTERS

         5.1 COMMUNICATION WITH REGULATORY AUTHORITIES. Ascent shall not, without the consent of WL or unless so required by law (and then only pursuant to the terms of this SECTION 5.1, unless this SECTION 5.1 is inconsistent with legal requirements), correspond or communicate with the FDA or with any other governmental or regulatory authority, whether within the Territory or otherwise, concerning the Product, or otherwise take any action concerning any authorization or permission under which the Product is sold or any application for the same. Furthermore, Ascent shall, immediately upon receipt of any communication from the FDA or from any other governmental or regulatory authority relating to the Product, forward a copy or description of the same to WL and respond to all inquiries by WL relating thereto. If Ascent is required by law to communicate with the FDA or with any other governmental or regulatory authority relating to the Product, then Ascent shall so advise WL immediately and, where reasonably practical, provide WL in advance with a copy of any proposed written communication with the FDA or any other governmental or regulatory authority. Ascent shall comply with any and all reasonable direction of WL concerning any meeting or written or oral communication with the FDA or any other governmental or regulatory authority relating to the Product unless otherwise required by law. WL shall reimburse Ascent for its documented, reasonable time and expense associated with such government audit or investigation, except to the extent such audit or investigation is the result of breach by Ascent of its obligations under this Agreement. To the extent such government audit or investigation is the result of breach by Ascent of its obligations under this Agreement, Ascent shall reimburse WL for its documented, reasonable time and expense associated with such government audit or investigation.

         5.2 TECHNICAL COMPLAINTS. Subject to the terms of SECTION 5.1, Ascent shall refer any oral or written Technical Complaints which it receives concerning the Product to WL within four days of receipt of the same by Ascent provided that all complaints concerning suspected or actual Product tampering, contamination or mix-up (e.g. wrong ingredients) shall be delivered within twenty-four hours of receipt of the same. Ascent shall not take any other action in respect of any such complaint without the consent of WL unless otherwise required by law. Product Complaints shall be directed to: Director, Parke-Davis Product Complaints, by facsimile at 973-540-5404. For purposes of this section, Technical Complaints shall mean any report concerning the quality, purity, quantity, weight, pharmacologic activity, labeling or appearance of the Product.

         5.3 ADVERSE DRUG EXPERIENCE REPORTS.

         (a) Subject to the FD&C Act, Ascent shall:

         (i) notify WL of all Serious Adverse Drug Experience Reports (as defined below) within forty-eight hours of the time such Serious Adverse Drug Experience Report becomes known to Ascent; and

         (ii) notify WL of all Adverse Drug Experience Reports (as defined below) within five days of the time such Adverse Drug Experience Report becomes known to Ascent; and

         (iii) Ascent shall provide such notice by facsimile to:

                           Director, Parke-Davis
                           Drug Safety Surveillance, 734-622-7523.

         (b) Except as required by law and subject to SECTION 5.1, (i) Ascent shall not disclose any information concerning Adverse Drug Experience Reports or Serious Adverse Drug Experience Reports to any person or governmental or regulatory authority without the prior consent of WL, and (ii) WL shall have the sole discretion to determine whether any complaint, Adverse Drug Experience Report or Serious Adverse Drug Experience Report must be reported to the FDA or any other governmental or regulatory authority. Ascent shall report such complaint, Adverse Drug Experience Report or Serious Adverse Drug Experience Report to WL, in accordance with WL's reasonable instructions.

         (c) As used herein, the term "Adverse Drug Experience Report" shall mean any oral, written or electronically transmitted report of any "adverse drug experience" as defined by 21 C.F.R. 314.80, associated with the use of the Product, and the term "Serious Adverse Drug Experience Report" shall mean any adverse drug experience occurring at any dose that results in any of the following outcomes: death, a life-threatening adverse drug experience, inpatient hospitalization or prolongation of existing hospitalization, a persistent or significant disability/incapacity, or congenital anomaly/birth defect. Important medical events that may not result in death, be life-threatening, or require hospitalization may be considered a serious adverse drug experience when based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed in this definition. Examples of such medical events include allergic bronchospasm requiring intensive treatment in an emergency room or at home, blood dyscrasias, or convulsions that do not result in inpatient hospitalization, or the development of drug dependency or drug abuse.

         (d) All follow-up investigations concerning Adverse Drug Experience Reports and Serious Adverse Drug Experience Reports shall be conducted by WL. Ascent shall provide all reasonable cooperation with any such follow-up investigation as may be requested by WL from time to time.

         5.4 RECALLS OR OTHER CORRECTIVE ACTION. WL shall have sole responsibility for and shall make all decisions with respect to any recall, market withdrawals or any other corrective action related to the Product. WL shall promptly notify Ascent of any such actions taken by WL which are reasonably likely to result in a material adverse effect on the marketability of the Product in the Territory. At WL's request, Ascent shall provide assistance to WL in conducting such recall, market withdrawal or other corrective action and any documented, direct, out-of-pocket costs incurred by Ascent with respect to participating in such recall (which shall cover, among other things, the reasonable cost of Ascent's personnel), market withdrawal or other corrective action shall be reimbursed by WL. WL shall be under no liability whatsoever to compensate Ascent or make any other payment to Ascent for any decision to recall, initiate a market withdrawal or take any other corrective action with respect to the Product, except as otherwise provided in this Agreement.

         5.5 REGULATORY INFORMATION. Subject to the terms of SECTION 5.1 , Ascent agrees to provide WL with all reasonable assistance and take all actions reasonably requested by WL that are necessary or desirable to enable WL to comply with any law applicable to the Services being performed in connection with the Product.


                                    ARTICLE 6

                          COMPENSATION AND PREPAYMENTS

         6.1 PAYMENT. In consideration for the efforts of the Ascent Sales Force hereunder, WL will pay Ascent the compensation set forth on EXHIBIT A hereto at the times set forth on EXHIBIT A hereto.

         6.2 AUDIT RIGHTS. In accordance with its standard accounting practices, WL shall keep full and accurate books and records with respect to the amounts payable hereunder, for no less than 3 years after the end of the Contract Quarter in respect of which payment is to be made hereunder. WL shall permit Ascent to have such books and records examined by independent certified public accountants retained by Ascent and acceptable to WL, during regular business hours and upon reasonable advance notice, but not later than 3 years following the rendering of any such reports, accounting and payments and no more often than 1 time per year. Such independent accountants shall keep confidential any information obtained during such examination and shall report only the amounts which the independent accountant believes to be due and payable hereunder. Any such information so reviewed and any such information reported shall be considered the Proprietary Information of WL. In the absence of material discrepancies (in excess of 5 % of the total amount due to Ascent in respect of the audited Contract Quarters) in any request for payment resulting from such audit, the accounting expense shall be paid by Ascent. If material discrepancies do result, WL shall bear the accounting expense.

         6.3 IMS. In the event IMS is unable or unwilling, on terms (including, without limitation, quality standards) acceptable to WL, to provide data to WL which will enable WL to make the calculations required pursuant to SECTION 6.1, WL will notify Ascent of such fact and WL will, after consultation with Ascent, select a new third party supplier of such data.


                                    ARTICLE 7

                                      TERM

         7.1 TERM. Unless terminated earlier pursuant to the provisions of
Article 9 hereof, the initial term of this Agreement shall commence on January 25, 1999 and continue until the end of the second Contract Year. Notwithstanding the foregoing, this Agreement shall be binding upon the parties hereto upon the date of execution by both parties. WL shall have the option to extend the term of this Agreement for additional one year periods upon written notice to Ascent delivered no later than 90 days prior to the expiration of the Term of the Agreement. The initial term of this Agreement, together with any extensions thereof, are hereinafter referred to as the "Term".

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    ARTICLE 8

                                   TERMINATION

         8.1 TERMINATION FOR BREACH. Either party may terminate this Agreement for material breach or failure to perform any material duties or obligations under this Agreement by the other party, where such breach shall remain uncured, or such failure to perform shall continue, for at least [**] in the case of a breach involving the failure to make a required payment hereunder) after the aggrieved party shall have given written notice of the breach or failure to perform to the other party. If after the [**], as applicable) period for cure and/or performance such breach remains uncured or such failure to perform continues, then the aggrieved party may provide written notice to the other party of termination of this Agreement ("Notice of Termination"). Such termination shall be effective upon receipt of said Notice of Termination.

         8.2 Termination Without Cause. Either WL or Ascent may terminate this Agreement without cause upon [**] prior written notice.

         8.3 Termination Upon Cessation of Sale of the Product.

         (a) WITHDRAWAL BY FDA. This Agreement may be terminated at any time pursuant to written notice by either party, if, pursuant to SECTION 5.4 hereof, the Product is withdrawn from the market in the Territory.

         (b) WITHDRAWAL BY WL. This Agreement may be terminated at any time pursuant to written notice by WL to Ascent if WL decides for business, ethical or regulatory reasons to cease the sale or promotion of the Product in the Territory.

         8.4 Payment of Amounts Due. (a) Any sums due to Ascent by reason of its performance through the effective date of termination (after giving effect to the adjustments to Base Compensation set forth in EXHIBIT A hereto) will be paid by WL, on a pro rata basis, within 75 days of such termination.

         (b) In the event that this Agreement (i) expires in accordance with its terms, (ii) is terminated by Ascent pursuant to Section 8.1, (iii) is terminated by WL pursuant to Section 8.2 or (iv) is terminated by either party pursuant to
Section 8.3, WL shall pay to Ascent in one lump-sum payment within 75 days of such termination or expiration, [**] in an amount equal to [**] of the payment due to Ascent by reason of its performance under this Agreement for the [**] immediately preceding such expiration or termination (on a pro rata basis and after giving effect to the adjustments to Base Compensation set forth in EXHIBIT A hereto).

         (c) Solely for purposes of calculating the adjustments to Base Compensation referred to in SECTIONS 8.4(a) AND (b) above, "Target Rxs", as of any date in the First Contract Year and the second Contract Year, shall mean the amount obtained by adding together the numbers set forth on EXHIBIT B hereto listed in the row labeled "Monthly Target Rxs" under each month in such Contract Year from February through and including the month in which such date occurs; PROVIDED that the Monthly Target Rxs for the month in which such date occurs shall be pro rated for the number of days actually elapsed in such month. The parties will negotiate in good faith a new EXHIBIT B prior to the commencement of each Contract Year, if any, thereafter. Neither party shall have any further rights to compensation from the other party in connection with the Product after the Effective date of termination or expiration of this Agreement, other than the payments contemplated under this SECTION 8.4.

         8.5      RETURN OF MATERIALS.

         (a) SAMPLES. Within thirty (30) days of the termination or expiration of this Agreement, Ascent shall, at WL's expense (which shall cover, among other things, the reasonable cost of Ascent's personnel), either return or otherwise dispose of in accordance with instructions from WL, all remaining Samples provided by WL and will provide WL with a certified statement that all remaining Samples have been returned or otherwise properly disposed of and that neither Ascent nor any member of the Ascent Sales Force is in possession or control of any such Samples in any form or fashion.

         (b) PROMOTIONAL AND OTHER MATERIALS. Ascent shall within sixty (60) days of termination or expiration of this Agreement, at the request and expense of WL (which shall cover, among other things, the reasonable cost of Ascent's personnel), destroy or return all written materials belonging to WL, except that Ascent reserves the right to retain one copy of written materials for a period of five (5) years, which shall remain subject to the confidentiality provisions herein, and be used to monitor compliance with the legal obligations of the parties hereunder.

                                    ARTICLE 9

                    WARRANTIES, REPRESENTATIONS AND COVENANTS

         9.1 WARRANTIES AND REPRESENTATIONS OF WL. (a) WL represents and warrants that the Product to be distributed by WL during the Term has been approved for marketing in the United States by the FDA and will, at the time of shipment by WL of the Product (and including Samples), not be misbranded or adulterated under the terms of the FD&C Act.

         (b) WL warrants and represents that it has no knowledge of the existence of any U.S. patent or other intellectual property right owned or controlled by anyone other than WL or an Affiliate which covers the Product and, if not licensed by WL, would prevent WL from making, using, or selling the Product in the Territory or would prevent WL or Ascent from promoting or detailing the Product in the Territory pursuant to this Agreement.


         9.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASCENT.

         (a) DISTRIBUTION OF SAMPLES. Ascent shall, and shall cause the Ascent Sales Force to, distribute Samples in full compliance with all applicable laws, including the requirements of the PDMA. Ascent shall maintain those records required by the PDMA and all other applicable laws and shall allow representatives of WL to inspect such records upon request during normal business hours and upon reasonable prior notice. Ascent will notify WL of all matters relating to the Ascent Sales Force that are required to be reported under the PDMA, in reasonably sufficient time to allow WL to comply with its obligations thereunder. WL shall be solely responsible for the filing of any necessary reports to the FDA in connection with the PDMA.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         (b) STORAGE AND USE OF SAMPLES. Ascent hereby agrees that, with respect to any Samples distributed or handled by Ascent or any member of the Ascent Sales Force hereunder, (i) any storage of such Samples shall be conducted in a controlled environment to ensure the integrity, safekeeping and security of such Samples, (ii) such Samples shall be held in safekeeping until such time as such Samples are distributed to a licensed practitioner hereunder, and (iii) no Samples shall be diverted, sold, distributed or used for any purpose other than as detailed herein. Ascent further agrees (a) as relevant, to provide WL access during normal business hours and upon reasonable prior notice to any facility in which any Samples are stored by Ascent and to provide WL with all information regarding Ascent's handling, storage and distribution of Samples, and (b) to exercise reasonable internal controls necessary to prevent the diversion, sale or other unauthorized distribution of WL's Samples. Ascent agrees to maintain accurate records which document the flow of all Samples from the time Ascent accepts custody or control of the Samples until such time as the Samples are distributed to licensed practitioners in accordance with this Agreement. WL shall be permitted to examine all records and documentation relating to the distribution or handling of the Samples upon twenty-four (24) hours written notice to Ascent. Ascent acknowledges that if such documentation cannot be provided when requested by WL or if WL determines that any Samples have been improperly sold or distributed (including diverted), and Ascent is unable to account for the proper disposition and handling of such Samples, then the Samples will be deemed to have been distributed improperly.

         (c) COMPLIANCE WITH LAWS. Ascent represents and warrants that it shall cause all members of the Ascent Sales Force to comply with (i) the applicable laws, rules, regulations and guidelines related to the performance of its obligations hereunder, including, but not limited to the FD & C Act, the PDMA, the Federal and State Anti-Kickback Statutes and AMA Guidelines and (ii) Ascent's obligations under the terms of this Agreement. Ascent will promptly inform WL of information relating to changes in regulations affecting Ascent's obligations with respect to this Agreement.

         (d) INDEPENDENT CONTRACTOR. Ascent shall perform Services under this Agreement as an independent contractor and neither it nor any of its employees, agents, representatives or subcontractors shall be considered at any time an employee or agent of WL for any purpose, and Ascent shall have no authority to bind or commit WL in any manner or incur any obligations on the part of WL. All of Ascent's employees, agents and representatives will be hired by Ascent, in Ascent's own name and at its own risk and expense and will be under its supervision. Ascent further acknowledges and agrees that none of its employees, agents, representatives or subcontractors are entitled to participate in any benefit plans of WL or its Affiliates and further acknowledges and agrees that none of its employees, agents, representatives or subcontractors is eligible to participate in any such benefit plans even if it is later determined that the status of any of them was that of an employee of WL or any of its Affiliates during the Term. Ascent hereby expressly waives, on behalf of itself and its employees, agents, representatives and subcontractors, any claim for benefits coverage attributable to the Services provided under this Agreement.

         (e) COVENANT NOT TO PROMOTE COMPETING PRODUCT. Ascent shall not and shall not assist any other party [**] (i) other than the Product during the Term and (ii) in the event that (x) WL is required to make a payment to Ascent pursuant to SECTION 8.4(B), (y) WL terminates this Agreement pursuant to SECTION
8.1 or (z) Ascent terminates this Agreement pursuant to SECTION 8.2 for [**] after the date of termination or expiration of this Agreement.

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         (f) INSURANCE. Ascent shall maintain worker's compensation insurance in accordance with applicable and federal laws and employer's liability insurance in the amount of at least [**]. In addition, Ascent shall maintain comprehensive general liability including blanket broad form contractual liability, in the amount of at least [**], and vehicular liability insurance in the amount of at least [**] and umbrella or excess liability in the amount of at least [**], for claims and damages of bodily injury (including death) and property damage caused by or arising out of acts or omissions of its employees, agents, contractors or subcontractors. The indemnification provisions of SECTION 11.2 hereof shall be included under Ascent's liability coverage and Ascent's personal injury coverage shall not contain fellow employee exclusions. Ascent shall provide, upon written request, certificates of insurance to WL evidencing the coverage described in this paragraph and WL shall be named as an additional insured on the above mentioned policies.

         9.3 WARRANTIES, REPRESENTATIONS AND COVENANTS OF EACH PARTY. (a) Each party warrants and represents that it possesses all right, title, interest and authority necessary to enter into this Agreement, perform its obligations hereunder and grant the rights embodied herein and that it is not aware of any legal impediment that would inhibit its ability to perform its obligations under this Agreement.

         (b) Each party warrants and represents to the other that the execution, delivery and performance of this Agreement does not (i) conflict with, or constitute a breach of, any order, judgment, agreement or instrument to which such party is a party or is otherwise bound or (ii) require the consent of any person or the authorization (by notice or otherwise) of any governmental or regulatory authority.

         (c) Each party warrants and represents to the other that as of the date hereof, the execution and delivery of this Agreement and the performance of such party as contemplated hereunder will not violate any laws or any order of any court or other governmental or regulatory authority.

         (d) Each party agrees to undertake all of their respective obligations under this Agreement in material conformance with all applicable local, state and federal laws, rules, regulations and guidelines, as amended, including, but not limited to the Federal Equal Employment Opportunity Act, the Fair Labor Standards Act, the FD&C Act, the PDMA, federal and state "Anti-Kickback Statutes" and the AMA Guidelines.

         (e) During the Term and for a period of one (1) year thereafter, neither party shall solicit or recruit for the purpose of hiring any employee of the other party with whom it has come in contact or interacted for the purposes of the performance of this Agreement during the Term or who has performed services under this Agreement, without the written consent of the other party.


         9.4 DISCLAIMER OF WARRANTIES. WL makes no representations or warranties with respect to the success of the Product or the potential sales volume of the Product and WL shall have no liability to Ascent (including, without limitation, in connection with adjustments to Base Compensation payable to Ascent hereunder) for failure of the Product for any reason (including, without limitation, withdrawal of the Product or negligence of WL) to achieve anticipated sales. EXCEPT AS EXPRESSLY PROVIDED HEREIN, WL DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO THE PRODUCT,

INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE 10

                      INFRINGEMENT OF INTELLECTUAL PROPERTY

         10.1 NOTICE. If either party learns of a claim or assertion that the manufacture, use or sale of the Product infringes or otherwise violates the intellectual or industrial property rights of any third party in the Territory, or that any third party violates the intellectual or industrial property rights of WL in the Product in the Territory, then the party becoming so informed shall promptly, but in all events within 10 business days thereof, notify the other party to this Agreement of the claim or assertion.

         10.2 CONDUCT OF INFRINGEMENT ACTIONS. At its sole discretion, subject to this ARTICLE 10, WL shall conduct all infringement actions relating to the Product at its own expense.



                                   ARTICLE 11

                                 INDEMNIFICATION

         11.1 INDEMNIFICATION BY WL. WL shall indemnify, protect, and hold harmless Ascent, its Affiliates, and its and their respective directors, officers, employees, and agents (collectively, the "Ascent Indemnitees") against any and all losses, claims, actions, damages, liabilities, costs and expenses (including reasonable attorneys fees and court costs) (collectively, "Losses") arising out of (a) the manufacture, use or sale of the Product, including, without limitation, any patent infringement or product liability claim; (b) any Promotional Material provided to Ascent by WL for public distribution and communication; (c) the breach by WL of any of its obligations under this Agreement; or (d) the acts or omissions of WL, its Affiliates or any of its or their directors, officers, employees or agents in connection with this Agreement. Notwithstanding the foregoing, WL shall not be required to indemnify the Ascent Indemnitees for any Losses to the extent they arise from (i) the negligent or wrongful acts or omissions of any Ascent Indemnitee or Ascent's breach of its obligations under this Agreement or (ii) the breach by Ascent of its obligations under this Agreement.

         11.2 INDEMNIFICATION BY ASCENT. Ascent shall indemnify, protect, and hold harmless WL, its Affiliates, and its and their respective directors, officers, employees, and agents (collectively the "WL Indemnitees") against any and all Losses arising out of (i) the breach by Ascent of any of its obligations under this Agreement; or (ii) the acts or omissions of Ascent, its Affiliates or any of its or their directors, officers, employees or agents in connection with this Agreement. Notwithstanding the foregoing, Ascent shall not be required to indemnify the WL Indemnitees for any Losses to the extent they arise from (i) the negligent or wrongful acts or omissions of any WL Indemnitee; (ii) the breach by WL of its obligations under this Agreement; or (iii) the manufacture, use or sale of the Product.

         11.3 INDEMNIFICATION PROCEDURE. (a) The party seeking indemnification hereunder (the "Indemnified Party") shall (a) promptly notify in writing the party obligated to indemnify (the "Indemnifying Party") of any claim, action or proceeding of a third party for which the Indemnified Party seeks indemnification and (b) cooperate fully with the Indemnifying Party and its legal representatives in the investigation of any such claim, action or proceeding. The Indemnifying Party shall conduct, at its own expense, the defense of any and all such claims, charges, suits or other actions by a third party. Neither party shall settle or admit liability with respect to any such claims, charges, suits or other actions which could result in liability to the other party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

         (b) If the Indemnifying Party does not assume the defense of such claims, charges, suits or other actions by a third party, the Indemnified Party may defend against or settle such claims, charges, suits or other actions provided that the Indemnified Party may not settle such claims, charges, suits or other actions without prior written consent of the Indemnifying Party which consent shall not be unreasonably withheld or delayed; PROVIDED, HOWEVER, that the defense and/or settlement under this ARTICLE 11 by the Indemnified Party shall not act as a waiver of rights to indemnification under this Agreement, or any other rights or remedies of an Indemnified Party and shall not excuse the Indemnifying Party from its obligations hereunder and all reasonable costs and expenses incurred by the party claiming indemnification shall be subject to indemnity by the Indemnifying Party.

         (c) The Indemnified Party's failure to comply with its obligations under this provision shall not constitute a breach of this Agreement nor relieve the Indemnifying Party of its indemnification obligations hereunder, except to the extent, if any, that the Indemnifying Party's defense or settlement of the affected claim, action or proceeding was actually and materially impaired thereby.

         11.4 LIMITATION ON LIABILITY. Notwithstanding anything in this Agreement to the contrary, neither WL or Ascent, nor their respective Affiliates, directors, officers, employees or agents, shall have any liability to the other for any special, incidental, indirect or consequential damages such as loss of opportunity, use, revenue or profit, in connection with or arising out of this Agreement, even if such damages were foreseeable, except to the extent such damages are paid to a third party by a party entitled to indemnification under this ARTICLE 11.

                                   ARTICLE 12

                                 CONFIDENTIALITY

         12.1 NONDISCLOSURE AND NONUSE OBLIGATIONS. During the term of this Agreement, and for a period of five (5) years after expiration or termination hereof, each party will maintain all Proprietary Information of the other party in trust and confidence and will not disclose any Proprietary Information of the other party to any third party or use any Proprietary Information of the other party for any unauthorized purpose. Each party may use such Proprietary Information only to the extent required to accomplish the purposes of this Agreement. No Proprietary Information shall be disclosed to any employee, agent, Affiliate or consultant who does not have a need for such information. To the extent that disclosure is authorized by this Agreement, such disclosure will be made subject to a written agreement to hold in confidence and not make use of such Proprietary Information for any purpose other than those permitted by this Agreement. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Proprietary Information.

         12.2 EXCEPTIONS. Proprietary Information shall not include any information which:

              (a) is now, or lawfully becomes, generally known or available to the public through no fault of the recipient;

              (b) is known by the receiving party at the time of receiving such information as evidenced by its written records;

              (c) is hereafter lawfully furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure;

              (d) is independently developed by the receiving party without any breach of this ARTICLE 12 as evidenced by its written records; or

              (e) is the subject of a written permission to disclose provided by the disclosing party.

         12.3 AUTHORIZED DISCLOSURE. Notwithstanding any other provision of this Agreement, each party may disclose Proprietary Information of the other party if such disclosure is required (i) by an order of a court or other governmental body of the United States or any political subdivision thereof; (ii) by law or regulation (including, without limitation, to comply with SEC and Nasdaq or other stock exchange disclosure requirements); or (iii) to file or prosecute patent applications or prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary. With respect to any order of a court or other governmental body, the disclosing party shall first have given notice to the other party hereto, shall have made a reasonable effort to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purposes for which the order was issued and shall cooperate with the other party to minimize the scope and content of such disclosure. With respect to disclosure required by applicable laws or regulations (including, without limitation, SEC and Nasdaq or other stock exchange disclosure requirements), the disclosing party shall first give notice to the other party hereto and shall, to the extent practicable, allow the other party sufficient time to comment on the content of such disclosure and shall consult with the other party with respect to the comments of such other party. The parties will cooperate to minimize the scope and content of such disclosure.

         12.4 OBLIGATIONS AT END OF TERM. Each party agrees, at the request of the other party, at the end of the Term to either (i) return to the other party all originals and copies of the other party's Proprietary Information; or, (ii) at the other party's option, destroy all originals and copies of the other party's Proprietary Information and to certify in writing such destruction to the other party.

         12.5 CONFIDENTIAL DISCLOSURE AGREEMENT. The confidentiality obligations described above shall, as of the date hereof, supercede the Confidential Disclosure Agreement dated as of September 30, 1998 between the parties and shall govern any and all information disclosed by either party to the other pursuant thereto, and shall be retroactively effective to the date of such Confidential Disclosure Agreement.




                                   ARTICLE 13

                                    PUBLICITY

         13.1 All publicity, press releases and other announcements relating to this Agreement or the transaction contemplated hereby shall be reviewed in advance by, and subject to the approval of, both parties; PROVIDED, HOWEVER, that either party may, without the consent of the other disclose the terms of this Agreement insofar as required to comply with applicable securities laws (including, without limitation, SEC and Nasdaq or other stock exchange disclosure requirements). Any party that determines that applicable securities laws and regulations (including, without limitation, SEC and Nasdaq or other stock exchange disclosure requirements) require it to file this Agreement shall (i) seek confidential treatment of this Agreement from the Securities and Exchange Commission and any other applicable governmental or regulatory authority and (ii) provide the other party with a copy of, and allow such other party sufficient time to comment on, the redacted version of the Agreement it intends to file in connection therewith. The disclosing party shall consult with the other party with respect to the comments of the other party and the parties will cooperate to minimize the scope and content of such disclosure.


                                   ARTICLE 14

                                  MISCELLANEOUS

         14.1 NOTICES. All notices required or permitted hereunder shall be given in writing and sent by facsimile transmission, or mailed postage prepaid, certified or registered mail, return receipt requested, or sent by a nationally recognized express courier service, or hand-delivered at the following address:

          If to WL:        Warner-Lambert Company
                           201 Tabor Road
                           Morris Plains, NJ 07950
                           Attn:  President, Parke-Davis,  United States
                           Fax:  (973) 540-5774

                           with a copy to:
                           Warner-Lambert Company
                           201 Tabor Road
                           Morris Plains, NJ 07950
                           Attn: Assistant General Counsel, Pharmaceuticals,
                                 North America/Japan
                           Fax: (973) 540-3117; and

          If to Ascent:    Ascent Pediatrics, Inc.
                           187 Ballardvale Street
                           Wilmington, Massachusetts  01887
                           Attn: Office of the President
                           Fax:  (978) 658-3939


                           with a copy to:
                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA  02109
                           Attention:  David E. Redlick, Esq.
                           Fax:  (617) 526-5000

All notices shall be deemed made upon receipt by the addressee as evidenced by the applicable written receipt or, in the case of a facsimile, as evidenced by the confirmation of transmission.

         14.2 CAPTIONS AND SECTION REFERENCES. The titles, headings or captions in this Agreement do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions and therefore shall not be considered in the interpretations, construction or application of this Agreement.

         14.3 SEVERABILITY. Whenever possible, each clause, subclause, provision or condition of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any clause, subclause, provision or condition of this Agreement should be prohibited or invalid under applicable law, such clause, subclause, provision or condition shall be considered separate and severable from this Agreement to the extent of such prohibition or invalidity without invalidating the remaining clauses, subclauses, provisions and conditions of this Agreement, so long as the remaining Agreement reflects the economic intentions of the parties as evidenced by this Agreement as a whole.

         14.4 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto set forth the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all negotiations, preliminary agreements, memoranda or letters of proposal or intent, discussions and understandings of the parties hereto in connection with the subject matter hereof. All discussions between the parties have been merged into this Agreement and neither party shall be bound by any definition, condition, understanding, representation, warranty, covenant or provision other than as expressly stated in or contemplated by this Agreement or as subsequently shall be set forth in writing and executed by a duly authorized representative of the party to be bound thereby.

         14.5 AMENDMENT. No amendment, change or modification of any of the terms, provisions or conditions of this Agreement shall be effective unless made in writing and signed on behalf of the parties hereto by their duly authorized representatives.

         14.6 COUNTERPARTS. This Agreement may be executed more or more counterparts, each of which shall be deemed to be an original document, but all such separate counterparts shall constitute only one and the same Agreement.

         14.7 WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such or other term, provision or condition of this Agreement.

         14.8 FORCE MAJEURE. Neither party shall be liable hereunder to the other party nor shall be in breach for failure to perform its obligations caused by circumstances beyond the control of either party, including, but not limited to, acts of nature; fires; earthquakes; floods; riots; wars; civil disturbances; sabotage; accidents; shortages or government actions. In the case of any such event, the affected party shall promptly notify the other party, and shall keep the other party informed of the event in writing specifying the extent to which its performance will likely be affected. The party affected shall exert reasonable efforts to eliminate, cure or overcome any such cause and resume performance as soon as practicable. After 30 days of such inability to perform, the parties agree to meet and in good faith discuss how to proceed. In the event that the affected party is prevented from performing its obligations pursuant to this SECTION 14.8 for a period of one (1) month, the other party shall have the right to terminate this Agreement, subject to the provisions of SECTION 8.4.

         14.9 BENEFITS AND BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns permitted under this Agreement.

         14.10 ASSIGNMENT; CHANGE IN CONTROL. This Agreement may not be assigned by either party except to any Affiliate of such party hereto without the consent of the other party; provided that in the event of assignment to an Affiliate, the assigning party shall remain primarily responsible for all of its obligations and agreements set forth herein, notwithstanding such assignment. In the event of the direct or indirect change in ownership or control or corporate reorganization of Ascent, which results in a new party or group assuming control of Ascent, Ascent shall give written notice thereof to WL within ten (10) days of such change. After receipt of such notice, WL may, in its sole discretion, terminate this Agreement upon not less than thirty (30) days prior written notice to Ascent.

         14.11 SURVIVAL. The provisions of SECTIONS 4.2(b), 6.2, 8.4, 8.5, 9.2(e), 9.3(e) and ARTICLES 5, 11, 12 and 13 shall survive, and remain in effect, after termination or expiration of this Agreement.

         14.12 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflicts of law.

         14.13 DISPUTE RESOLUTION. The parties hereto agree to use their good faith efforts to meet (in person or telephonically) to resolve any dispute that arises between them hereunder.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the day and year first above written.



     WARNER-LAMBERT COMPANY                       ASCENT PEDIATRICS, INC.

     By: /s/ Maurice Renshaw                      By: /s/ Emmett Clemente
         ----------------------------------           --------------------------

     Title: Vice President , Warner-Lambert       Title:   Chairman and Founder
                President, Parke-Davis, US

     Date:  11/25/98                              Date:    11/24/98

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT A
                                  COMPENSATION

WL will compensate Ascent for performance of the Services hereunder as follows:

1. BASE COMPENSATION. WL will pay Ascent a base compensation (the "Base Compensation") equal to [**] in the First Contract Year and [**] in each Contract Year thereafter. Such amounts will be paid to Ascent [**] such that on the last day of each of the [**] in a Contract Year, WL shall pay to Ascent [**] of the Base Compensation for such Contract Year and that within 75 days of the end of such Contract Year, WL shall pay to Ascent [**] of the Base Compensation for such Contract Year, plus or minus the amount determined pursuant to Section 2 below.

2. ADJUSTMENTS TO BASE COMPENSATION. (a) For each working day during any Contract Year (after February 22, 1999 solely with respect to the First Contract
Year) that the [**], the installment of Base Compensation to be paid by WL for the fourth Contract Quarter of such Contract year shall be reduced by an amount equal to (i) [**], times (ii) the number [**] on such day.

(b) In the event that actual Rxs exceed Target Rxs for a Contract Year, the installment of Base Compensation to be paid by WL for the fourth Contract Quarter of such Contract Year will be increased by an amount equal to (i) [**] for the First Contract Year and (ii) [**] for the second Contract Year, for each whole [**] increment by which actual Rxs exceed Target Rxs in such Contract Year. Such payment amounts in subsequent Contract Years shall be negotiated in good faith by the parties hereto.

(c) In the event that Target Rxs exceed actual Rxs for a Contract Year, the installment of Base Compensation to be paid by WL for the fourth Contract Quarter of such Contract Year will be reduced by [**] of total Base Compensation for such Contract Year for each whole [**] increment by which Target Rxs exceed actual Rxs in such Contract Year; provided, that in no event shall the application of this provision alone reduce the total Base Compensation for such Contract Year (as provided in Section 1 above) by more than [**] and provided, further, that if the application of this clause (c) together with clause (d) below would reduce the total Base Compensation in a Contract Year by more than [**], as between clauses (c) and (d), only the provision resulting in the greater reduction of Base Compensation for such Contract Year shall be applied (and not both).

(d) In the event that the Ascent Sales Force fails to deliver at least [**] of the Target Details in any Contract Year, the installment of Base Compensation to be paid by WL for the fourth Contract Quarter of such Contract Year will be reduced by [**] of total Base Compensation for such Contract Year (as provided in Section 1 above) for each whole [**] increment by which such number of Target Details exceeds the number of Details actually performed by the Ascent Sales Force during such Contract Year.

(e) Tables A-1 and A-2 attached hereto set forth, by way of example, the adjustment to Base Compensation pursuant to clauses (b) and (c) for the first two Contract Years.

     "Target Details" shall mean [**] Details.

     "Target Rxs" shall mean [**] Rxs for the First Contract Year, [**] Rxs for the second Contract Year and, for subsequent Contract Years, a number of Rxs to be negotiated in good faith by the parties hereto. In the event that there is a recall, market withdrawal or other corrective action that does not result in termination of this

Agreement pursuant to Section 8.3, the parties will negotiate in good faith new Target Rxs for the then current Contract Year.

     WL shall provide Ascent, together with any payment hereunder with respect to the fourth Contract Quarter of a Contract Year, a written accounting showing WL's computation of the compensation due for the applicable period.

    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                  Table A-1
                  Contract Year One

Total Trxs        % to Target   Variance to Target  Bonus/(Penalty)
-----------------------------------------------------------------------
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
-----------------------------------------------------------------------
             [**]           [**]                [**]               [**]
-----------------------------------------------------------------------
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
-----------------------------------------------------------------------

    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                  Table A-2
                  Contract Year Two

Total Trxs        % to Target   Variance to Target  Bonus/(Penalty)
-----------------------------------------------------------------------
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
-----------------------------------------------------------------------
             [**]           [**]                [**]               [**]
-----------------------------------------------------------------------
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
             [**]           [**]                [**]               [**]
-----------------------------------------------------------------------

                                    EXHIBIT B

                                  SEE ATTACHED.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    Exhibit B
                                MONTHLY Rx TARGET
                                   (in 1,000s)


CONTRACT YEAR 1                                                                                                   CONTRACT YEAR 1
TOTAL CEPH MARKET   FEB99   MAR99   APR99   MAY99   JUN99   JUL99   AUG99   SEP99   OCT99   NOV99   DEC99   JAN00    TOTAL
------------------------------------------------------------------------------------------------------------------------

*****                **      **      **      **      **      **      **      **      **      **      **      **       **
*****                **      **      **      **      **      **      **      **      **      **      **      **       **

*****                **      **      **      **      **      **      **      **      **      **      **      **       **
*****                **      **      **      **      **      **      **      **      **      **      **      **       **
*****                **      **      **      **      **      **      **      **      **      **      **      **       **

*****                **      **      **      **      **      **      **      **      **      **      **      **       **
*****                **      **      **      **      **      **      **      **      **      **      **      **       **
------------------------------------------------------------------------------------------------------------------------

MONTHLY TARGET RxS   **      **      **      **      **      **      **      **      **      **      **      **       **
------------------------------------------------------------------------------------------------------------------------



CONTRACT YEAR 2                                                                                                   CONTRACT YEAR 2
TOTAL CEPH MARKET   FEB00   MAR00   APR00   MAY00   JUN00   JUL00   AUG00   SEP00   OCT00   NOV00   DEC00   JAN01    TOTAL
------------------------------------------------------------------------------------------------------------------------

*****                **      **      **      **      **      **      **      **      **      **      **      **       **
*****                **      **      **      **      **      **      **      **      **      **      **      **       **

*****                **      **      **      **      **      **      **      **      **      **      **      **       **
*****                **      **      **      **      **      **      **      **      **      **      **      **       **
*****                **      **      **      **      **      **      **      **      **      **      **      **       **

*****                **      **      **      **      **      **      **      **      **      **      **      **       **
*****                **      **      **      **      **      **      **      **      **      **      **      **       **
------------------------------------------------------------------------------------------------------------------------

MONTHLY TARGET RxS   **      **      **      **      **      **      **      **      **      **      **      **       **
------------------------------------------------------------------------------------------------------------------------